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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  March 11, 1997
                Date of Earliest Event Reported: March 11, 1997

                           TCI COMMUNICATIONS, INC.
            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

       0-5550                                              84-0588868
(Commission File Number)                    (I.R.S. Employer Identification No.)

                               Terrace Tower II
                               5619 DTC Parkway
                        Englewood, Colorado 80111-3000
         (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code: (303) 267-5500

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Item 5.  Other Events.
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         Pursuant to a Registration Statement on Form S-3 (File No. 333-16985)
(the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), and declared effective by the Commission on January 21, 1997, the Registrant and four Delaware business trusts (the "Business Trusts") registered subordinated debt securities of the Registrant, preferred securities of the Business Trusts, guarantees of such preferred securities by the Registrant and certain back-up undertakings of the Registrant, for delayed or continuous offering to the public pursuant to Rule 415 under the Act, having a maximum aggregate initial offering price of $500 million.

         The Registrant is filing this Current Report on Form 8-K in order to incorporate by reference into the prospectus, dated January 21, 1997, which forms part of the Registration Statement, the documents filed as exhibits hereto and, where applicable, to qualify certain of such documents under the Trust Indenture Act of 1939, as amended.

Item 7.  Financial Statements and Exhibits.

     The following exhibits are being filed with this Form 8-K:


 4.1 Form of Third Supplemental Indenture between the Registrant and The Bank of New York, as trustee.

 4.2     Form of Amended and Restated Declaration of
         Trust of TCI Communications Financing III.

 4.3 Form of Guarantee Agreement with respect to Capital Securities of TCI Communications
         Financing III.

25.1     Statement of Eligibility of The Bank of New
         York, as Trustee for Capital Securities of TCI
         Communications Financing III, on Form T-1.

25.2     Statement of Eligibility of The Bank of New
         York, as Trustee for Guarantee of Capital
         Securities of TCI Communications Financing III, on Form T-1.


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                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 1997
                              TCI COMMUNICATIONS, INC.
                              (Registrant)


                              By:    /s/ Stephen M. Brett
                                  --------------------------------
                                  Name:  Stephen M. Brett
                                  Title: Senior Vice President


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